Great-West Core Strategies: Flexible Bond Fund
Institutional Class Ticker: MXEDX
Investor Class Ticker: MXEWX
(the “Fund”)
Summary Prospectus
August 27, 2021
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestinvestments.com. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated August 27,
2021, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary
Prospectus.

Internet Delivery of Shareholder Reports: As permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.greatwestinvestments.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can call (866) 345-5954 or make elections online at
www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective
The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may be required to pay your financial professional brokerage commissions when you purchase or sell shares of the Fund, which are not reflected in the table or example.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	0.38%	0.38%
Distribution and Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.75%	0.41%
Shareholder Services Fees	0.00%	0.35%
Other Expenses	0.75%	0.06%
Total Annual Fund Operating Expenses	1.13%	0.79%
Fee Waiver and Expense Reimbursement[1]	0.68%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.45%	0.79%
1
The investment adviser, has contractually agreed to waive management fees or reimburse expenses if Total Annual Fund Operating Expenses of any Class exceed 0.45% of the Class's average daily net assets, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on August 28, 2022 and automatically renews for one-year terms unless it is terminated by Great-West Funds, Inc. (“Great-West Funds”) or the investment adviser upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, the investment adviser may recoup, subject to the approval of the Board of Directors of Great-West Funds, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of the Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the Expense Limit is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$292	$556	$1,314
Investor Class	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate generally indicates higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 180% of the average value of its portfolio.
Principal Investment Strategies
Below is a summary of the principal investment strategies of the Fund.
The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in a diversified portfolio of fixed income securities of any maturity and duration. Fixed income securities include corporate bonds, U.S. government securities, mortgage- and asset-backed securities, and bank loans. The Fund primarily invests in investment grade securities but may also invest up to 35% of its total assets in below investment grade securities (commonly known as “high yield securities” or “junk bonds”).
The Fund may invest up to 20% of its total assets in preferred stock and convertible preferred stock. It may invest up to 20% of its total assets in foreign fixed income securities; however, fixed income securities of Canadian issuers and fixed income securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation. The Fund may also enter into mortgage dollar rolls. The Fund may invest in derivatives, including but not limited to, futures contracts on U.S. Treasury securities.
Great-West Capital Management, LLC (“GWCM”) is the Fund’s investment adviser and, subject to the approval of the Board of Directors of Great-West Funds (the “Board”), selects the Fund’s sub-adviser and monitors its performance on an ongoing basis. The Fund’s investment portfolio is managed by GWCM and one sub-adviser: Loomis, Sayles & Company, L.P. (the “Sub-Adviser” or “Loomis Sayles”). GWCM combines a “top-down” or macroeconomic analysis of the fixed income markets together with “bottom-up” security-by-security fundamental research to identify relative value opportunities. Loomis Sayles invests in fixed income securities that are attractively valued, based on the credit outlook of an issuer and maximum total return potential. GWCM intends to maintain a strategic allocation of the Fund’s assets with Loomis Sayles and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 50% allocation of the Fund’s assets to GWCM and a 50% allocation of the Fund’s assets to Loomis Sayles. Actual allocations may vary from the target allocations, from time to time, and GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
Below is a summary of the principal investment risks of investing in the Fund. These risks are presented in an order that reflects GWCM’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.
Fixed Income Securities Risk - Investments in fixed income securities are subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Fund's income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).
Interest Rate Risk - The market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the market value of a fixed income security will generally decline and when interest rates decline, market values of such securities will generally rise. In general, the longer the maturity or duration of a fixed income security, the greater its sensitivity to changes in interest rates. Currently, interest rates are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Credit Risk - An issuer of a security may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Mortgage-Backed and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages and other assets, including consumer loans or receivables held in trust. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities.
High Yield Securities Risk - Below investment grade securities (commonly known as “high yield securities” or “junk bonds”) are speculative, have a higher degree of credit risk and interest rate risk, and may be less liquid and subject to greater volatility in market value than investment grade securities.
Market Risk - The value of the Fund's investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting specific issuers held by the Fund, particular industries represented in the Fund's portfolio, or the overall securities markets. A variety of factors can increase the volatility of the Fund's holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, outbreaks of infectious illnesses or other widespread public health issues, or adverse investor sentiment generally. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in an issuer’s value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Management Risk - A strategy, investment decision, technique, analysis, or model used by the portfolio managers may fail to produce the intended results or imperfections, errors or limitations in the tools and data used by the portfolio managers may cause unintended results. Therefore, the Fund could underperform in comparison to other funds with similar objectives and investment strategies and may generate losses even in a favorable market.
U.S. Government Securities Risk - U.S. government securities may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the U.S. government (credit risk).
U.S. Government-Sponsored Securities Risk - Securities issued by U.S. government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, may be adversely affected by changes in interest rates (interest rate risk) or a default by or decline in the credit rating of the applicable GSE. Securities of GSEs are not issued or guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market.
Bank Loan Risk - Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.
Mortgage Dollar Roll Risk - Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security the Fund is required to buy under the mortgage dollar roll may be worth less than an identical security. These transactions involve the risk that the portfolio managers may not correctly predict mortgage prepayments and interest rates, which may diminish the Fund’s performance. In addition, investment in mortgage dollar rolls may increase the Fund's portfolio turnover rate, which can increase the Fund's expenses and decrease returns. There is no assurance that the Fund's use of cash it receives from a mortgage dollar roll will provide a return that exceeds borrowing costs.
Liquidity Risk - The Fund may not be able to sell a security at or near its perceived value in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, little or no active trading market for a specific type of security, legal or contractual restrictions on resale, or a reduced number or capacity of market participants to make a market in such security. Extraordinary and sudden changes in interest rates could disrupt the market for fixed-income securities and result in fluctuations in the Fund’s share price. Increased redemptions due to a rise in interest rates may require the Fund to liquidate its holdings at an unfavorable time and/or under adverse or disadvantageous conditions which may negatively affect the Fund. Investments in many, but not all, foreign securities tend to have greater exposure to liquidity risk than domestic securities because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently.
Geographic Concentration Risk - Events negatively affecting the fiscal stability of a particular country or region in which the Fund focuses its investments may cause the value of its shares to decrease, perhaps significantly.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Preferred Stock Risk - Preferred stocks often behave like fixed income securities but have a lower payment priority than the issuer’s bonds or other fixed income securities. Therefore, they may be subject to many of the risks associated with fixed income securities such as interest rate risk, call risk and extension risk. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Convertible Securities Risk - The value of a convertible security held by the Fund may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities, or the security may be called for redemption at a time and/or price unfavorable to the Fund.
Derivatives Risk - The use of derivative instruments, including but not limited to, futures contracts on U.S. Treasury securities may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks include imperfect correlations with underlying investments or the Fund's other portfolio holdings, the risk that a derivative could expose the Fund to the risk of magnified losses resulting from leverage, the risk that a counterparty may be unwilling or unable to meet its obligations, high price volatility, liquidity risk, segregation risk, valuation risk and legal restrictions.
Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Fund and indirectly by shareholders).
Multi-Manager Risk - Because the Adviser and Sub-Adviser make investment decisions independently, it is possible that the security selection processes of the Adviser and Sub-Adviser may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Institutional Class shares for the past calendar year and by comparing the Fund's Institutional Class shares average annual total return to the performance of a broad-based securities market index. No Investor Class share performance data is provided because Investor Class shares commenced operations on September 3, 2020. Investor Class share performance information will appear in future versions of this Prospectus after Investor Class shares have annual returns for at least one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses.
Updated performance information may be obtained at www.greatwestinvestments.com (the website does not form a part of this Prospectus).
Calendar Year Total Returns for Institutional Class Shares

	Quarter Ended	Total Return
Best Quarter	June 2020	3.94%
Worst Quarter	December 2019	0.61%
Year-to-Date	June 2021	-1.04%

Average Annual Total Returns for the Period Ended December 31, 2020
	One Year	Since Inception	Inception Date
Institutional Class before taxes	9.57%	7.07%	6/25/2018
Institutional Class after taxes on distributions	9.56%	6.30%
Institutional Class after taxes on distributions and sale of fund shares	7.29%	5.09%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	7.22%
After-tax returns are shown for Institutional Class shares only and will vary for Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown do not apply to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
GWCM
Sub-Adviser
Loomis Sayles
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
GWCM
Jack Brown, CFA	Chief Investment Officer	2018
Darrin Clough, CFA	Portfolio Manager	2020
Loomis Sayles
Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	2018
Elaine M. Stokes	Executive Vice President and Portfolio Manager	2018
Brian P. Kennedy	Vice President and Portfolio Manager	2018
Purchase and Sale of Fund Shares
Fund shares are available through certain broker-dealers, custodians or trustees of IRAs, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available (each, a “financial intermediary”).
You can purchase or redeem shares by contacting your financial intermediary. The financial intermediary is responsible for forwarding all necessary documentation to the Fund’s distributor. You may purchase or redeem shares of the Fund on any business day that the Fund is open. Your financial intermediary may have different requirements or fees for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the New York Stock Exchange (“NYSE”) or the Fund is open. Redemption proceeds normally will be sent within three (3) business days after your payment request is received in good order, but in any event within seven (7) days, except that your proceeds may be delayed for up to ten (10) days if your share purchase was made by check. Purchases, redemptions, and exchanges also may be restricted in the event of an early or unscheduled close of the NYSE, as permitted by the SEC. The Fund does not have any initial or subsequent investment minimums. The Fund reserves the right to reject any purchase order.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains (or a combination of both), unless you are investing through a tax-advantaged arrangement such as an IRA, in which case you will generally be taxed upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
Companies related to the Fund may make payments to broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.